UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2008


                           DOMARK INTERNATIONAL, INC.
           (Name of small business issuer as specified in its charter)

           Nevada                       333-136247              20-4647578
  (State or jurisdiction of            (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

1809 East Broadway #125, Oviedo, Florida                          32765
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 757-572-9241


          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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As used in this report,  the terms "we",  "us",  "our",  "our company"  refer to
Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On July 29, 2008, we entered into an Investment Agreement with Dutchess Private Equities Fund, L.P. (the "Investor"), whereby pursuant to the terms and conditions of that Investment Agreement, the Investor would commit to purchase up to $50,000,000 of our common stock over the course of thirty-six (36) months pursuant to terms and conditions described in the Investment Agreement. The Investment Agreement was revised on November 21, 2008 increase the commitment, over the course of thirty-six (36) months, to $100,000,000 along with additional terms and conditions. No investment was made or any shares issued.

Subsequently, on December 17, 2008, our Board of Directors determined that it was in our best interest to terminate the Investment Agreement. Consequently, in accordance with Investment Agreement provisions, the Investment Agreement was terminated effective December 17, 2008.

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ITEM  2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Domark International, Inc.


Date: December 18, 2008                     By /s/ R. Thomas Kidd
                                               ---------------------------------
                                               R. Thomas Kidd
                                               Chief Executive Officer


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